UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2006 (July 20, 2006)

CollaGenex Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28308	52-1758016
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive, Newtown, PA	18940
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 579-7388

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

On July 20, 2006, CollaGenex Pharmaceuticals, Inc., a Delaware corporation (the “Company”), announced that the U.S. Patent and Trademark Office (the “USPTO”) issued a non-final rejection of the Company’s patent application directed to methods for treating acne with Oracea™.

On May 17, 2006, the Company announced that it had submitted additional references to the USPTO that may be relevant to the examination of U.S. Patent Application, Serial No. 10/117,709. This application relates to the use of sub-antimicrobial and non-antimicrobial tetracyclines for the treatment of acne and acne rosacea, including Oracea and incyclinide. The USPTO had previously issued a Notice of Allowance of this patent application in August 2005, and a patent was scheduled to issue on May 23, 2006, but the application was withdrawn from issuance for consideration of the additional references, and continued examination is on-going.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLAGENEX PHARMACEUTICALS, INC.

Date: July 26, 2006	By:	/s/ Nancy C. Broadbent
Nancy C. Broadbent
Chief Financial Officer (Principal Financial Officer)